Exhibit 99.2

At the forefront of Russian
broadcast entertainment

4th Annual EMEA Equity Conference

25-26 January, 2007

Disclaimer

The information contained in this presentation, including market data that are attributed to specific sources and have not been independently verified.  No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information or the opinions contained herein. None of the
Company or any of its affiliates, advisors or representatives shall have any liability whatsoever (in negligence or otherwise) for any loss howsoever arising from any use of this presentation or its contents or otherwise arising in connection with the presentation.

The presentation is not an offer of securities for sale in the United States. Neither the presentation nor any copy of it may be taken or transmitted into or distributed in the United States of America or to any U.S. person within the meaning of Regulation S under the
United States Securities Act of 1933, as amended (the “Securities Act”).

This presentation is not a public offer or advertisement of securities in the Russian Federation, and is not an offer, or an invitation to make offers, to purchase any securities in the Russian Federation.

Certain statements in this presentation that are not based on historical information are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements, which include, among other things, reflect the Company's current expectations concerning future results and events. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of CTC
Media to be materially different from any future results, performance or achievements expressed or implied by such forward-
looking statements. The potential risks and uncertainties that could cause actual future results to differ from those expressed by forward-looking statements include, among others, risks related to recently adopted changes in Russian advertising laws; changes in the size of the Russian television advertising market; our ability to deliver audience share, particularly in primetime, to our advertisers; free-to-air television remaining a significant advertising forum in Russia; our reliance on a single television advertising sales house for substantially all of our revenues; and restrictions on foreign involvement in the Russian television business. These and other risks are described in the "Risk Factors" section of CTC Media's final prospectus dated May 31, 2006 and filed with the
SEC on June 1, 2006. Other unknown or unpredictable factors could have material adverse effects on CTC Media's future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed herein may not occur. You are cautioned not to place undue reliance on these forward-looking statements. CTC Media does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

CTC Media at a Glance

One of the leading Russian commercial broadcasters operating two nationwide networks: CTC and Domashny

Revenues of $237 million in 2005 and $253 million in 9M 2006

Successful IPO on Nasdaq in June 2006:

Placed 18% of share capital including 5% primary

Backed by strong strategic investors:

Modern Times Group AB (40%)

Largest Russian media company in terms of market capitalization

1

OIBDA of $104 million in 2005 and $110 million in 9M 2006

$14 per share equivalent to market cap of $2.1 billion

Alfa Group (26%)

Entertaining Russia…

Transition to market economy and consumer spending boom driving advertising growth

Providing new entertainment television in the context of post-Soviet society transformation

Audience shift to private values

Dialogue with audience as opposed to preaching

Population1:         143 mm

Fifth largest economy in Europe ($1,584 bln1)

Sixth largest ad market in Europe ($5.0 bln2)

TV Ad Market2:     $2.3 bln

Free-to-air TV is dominant (19 TV channels)

Notes:

(1)        Source: World Factbook, 2005

(2)        Source: Russian Association of Communication Agencies, 2005

The CTC Media Group

A nationwide TV Network reaching

A nationwide TV Network reaching

approximately 88% of the Russian

approximately 60% of the Russian

population (c.100 mln people)

population (c. 59 mln people)

Over 330 affiliates

Over 210 affiliates

17 TV stations in Russia’s larger cities

7 TV stations in Russia’s larger cities

Two channels structured along the US network broadcasting model

Benefits of Network Model in Russia

Minimize investments in infrastructure, while maximizing viewing audience

Network
Signal Uplink

Time Shifted
+0h,+2h

Time Shifted
+4h,+7h

Two satellites covering all
11 time zones

24 owned and operated stations in larger cities

Over 330 CTC affiliates, over 210 Domashny affiliates

One of the Largest Ad Markets in Europe

2000 Ad Expenditures

2005 Ad Expenditures

Rank

Country

US$ MM

(1)

Rank

Country

US$ MM

(1)

1

UK

21,271

1

Germany

24,842

2

Germany

20,235

2

UK

19,429

3

France

12,662

3

France

12,753

4

Italy

10,713

4

Italy

10,032

5

Spain

8,178

5

Spain

7,028

6

Russia

5,010

6

Netherlands

4,882

7

Netherlands

4,573

7

Switzerland

3,504

8

Poland

3,584

8

Sweden

2,513

9

Switzerland

2,971

9

Austria

2,352

10

Belgium

2,952

10

Belgium

2,262

20

Russia

1,125

Source: ZenithOptimedia, December 2005 for all countries except Russia; Association of Communication Agencies (AKAR ) for Russia; (ZenithOptimedia
figures for the Russian advertising market are US$826 MM and US$4,890 in 2000 and 2005, respectively)

Note: (1)  US$ MM at current prices

In five years Russia has moved from 20th largest to 6th largest ad market in Europe

Significant Advertising Growth Potential

400

UK

350

Germany

300

250

Hungary

France

Total ad spend
per capita, US$, 2005

200

Spain

Italy

Czech Rep

150

100

Poland

50

Russia

0

0

5

10

15

20

25

30

35

40

GDP per capita, US$’000, 2005

Source: ZenithOptimedia, December 2005

Significant growth potential for ad spend even relative to current GDP

Attractive Growth Fundamentals for TV

2005 Cost per Thousand (CPT) in US$

2005 Cost per Thousand (CPT) in US$

12.9

11.2

8.2

6.4

5.5

3.5

1.9

1.0

1.0

Russia

Poland

Czech

Germany

USA

TV       Magazines       Newspapers       Radio

Republic

Source: Initiative Futures Worldwide, November 2005

Source: Initiative Futures Worldwide, November 2005

TV remains inexpensive relative to other media and other markets

TV Advertising Market

2005 Russian Ad Market

TV as per cent of Total Ad Market

Other
1%

Outdoor

65%

19%

61%

50%

49%

47%

Radio

5%

34%

TV

29%

47%

Ad periodicals
10%

Newspapers

6%

Brazil

Mexico

Poland

Czech
Rep.

Russia

USA

Western
Europe

Magazines
12%

Source: Video International, AKAR

Source: ZenithOptimedia, 2005

TV has room for faster growth as the only truly nationwide medium in Russia

New Sectors are Likely to Drive Further Growth
in Russian TV Advertising

Sectors advertised on TV

Sectors advertised on TV in developed markets

Rank

Russia

Rank

UK

Germany

USA

1

Telecoms

1

Retail

Auto

Auto

2

Beer

2

Auto

Confectionery

Retail

3

Refreshing drinks

3

Food

Mass media

Telecoms, Internet

4

Detergents

4

Finance

Telecoms

Medicines & Remedies

5

Dairy products

5

Cosmetics

Pharmaceuticals

Finance

6

Hair care

6

Entertainment

Beer

Food

7

Chewing gum

7

Business

Hair care

General services

8

Mobile equipment

8

Leisure

Detergents

Personal care

9

Leisure

9

Alcohol

Audiovisual

Movies, DVD & music

10

Groceries

10

Groceries

Finance

Direct response

Source: TNS/Gallup Media for Russia, ZenithOptimedia for Europe, the Ad Age Group for USA

Note: 3Q05 for Russia, 2002/3 for Europe, 2004  for the USA

Russian TV advertising market is still missing advertisers from large sectors such as financial services, auto and retail

Targeting Audiences which are Most
Attractive to Advertisers

2006 Audience Share (4+ demographic)

2006 Audience Share (6-54 demographic)

21.3%

19.5%

19.2%

15.8%

12.8%

12.9%

10.4%

7.5%

6.0%

4.9%

4.2%

First

Russia

NTV

CTC

TNT

Ren-TV

First

Russia

CTC

NTV

TNT

Ren-TV

Source: TNS Gallup Media

Source: TNS Gallup Media

CTC is the fourth most watched TV channel in Russia and is
number three in its target demographic

12.0%

Pure Entertainment Focus at CTC

CTC Network Programming Mix

Examples of CTC Programming

Target Audience: 6-54

Russian Series

Animation

Russian Shows

13%

Born Not Pretty,

17%

Poor Nastya

Foreign

Foreign Series

Series

14%

Desperate
Housewives,
Charmed,

Foreign

Movies

Smallville

24%

Foreign Movies

Russian Series,

32%

Source: CTC Media Research Department;  July-September 2006

Kill Bill, Pirates of

the Caribbean,
Harry Potter

Pure entertainment focus targeted at most attractive demographics

Targeting Female Audiences at Domashny

Domashny Network Programming Mix

Examples of Domashny Programming

Target Audience: Female 25-60

Russian Shows

Russian Movies

Russian Shows

35%

38%

A Useful Day,
Mother and
Daughter

Old Russian Movies

Captured in the

Caucasus,

Foreign Series

27%

Suddenly Driver

Foreign Series

Source: CTC Media Research Department; July-September, 2006

Married with

Children, ER,
Alf

Domashny is the only channel in Russia focused on female audiences

Advertising Sales Market Structure

Advertising Agencies

NTV Media

Alkasar

Video International

Alkasar emerges as a new player, but VI and NTV Media still dominate the market

Track Record of Robust Financial Performance

2001-2005 Revenue Growth (US$ MM)

2001-2005 OIBDA Growth (1) (US$ MM)

237.5

104.1

155.6

70.5

95.6

39.5

47.0

24.1

16.9

(1.1)

2001

2002

2003

2004

2005

2001

2002

2003

2004

2005

2001-2005 Operating Income (US$ MM)

2001-2005 Net Income (US$ MM)

90.2

57.3

62.6

47.5

36.3

24.0

15.1

15.4

(2.7)

1.3

2001

2002

2003

2004

2005

2001

2002

2003

2004

2005

Note: (1) Operating Income before depreciation & amortization, interest, tax but after programming amortization

Consistent robust growth on all key financial metrics over the past five years

Cost Evolution

Operating Costs as per cent of Revenue

74%

Direct operating costs (US$ MM)

6.3

SG&A costs(1) (US$ MM)

33%

33%

11.5

26%

5.0

6.8

23%

9.4

12.7

10.4

24.6

30.5

41.2

2001

2002

2003

2004

2005

33%

31%

31%

29%

26%

Amortization of programming (US$ MM)

79.4

45.2

7.4

14.7

24.7

2001

2002

2003

2004

2005

Note: (1) SG&A includes $4.8mm reversal of tax provision in 2002 and $5.0mm stock based compensation charge in 2003

Disciplined cost control despite high growth environment

Strong OIBDA Growth Track Record

Revenue and OIBDA(1) (US$ MM)

OIBDA as a % of Revenue

43.6% (2)

43.8% (2)

252.9

237.5

OIBDA

Revenue

45.3%

155.6

41.3%

110.2

104.1

95.6

36.0%

70.5

47.0

39.5

24.1

16.9

(1.1)

2001

2002

2003

2004

2005

9M 2006

Note:

(1)

OIBDA post Programming amortization

(2)

Including dilution from Domashny (50% excluding Domashny in 2005  and 49.3% in 9M 2006)

Revenue growth combined with cost controlled to strong OIBDA growth

Summary Financial Highlights

US$ millions

2001

2002

2003

2004

2005

9M 2006

Revenues

24.1

47.0

95.6

155.6

237.5

252.9

Operating expenses

(26.8)

(31.9)

(59.2)

(93.0)

(147.3)

(156.9)

Operating income

(2.7)

15.1

36.3

62.6

90.2

96.0

Margin %

(11.3)%

32.1%

38.0%

40.2%

38.0%

37.9%

OIBDA(1)

(1.1)

16.9

39.5

70.5

104.1

110.2

Margin %

(4.6)%

36.0%

41.3%

45.3%

43.8%

43.6%

Net income

1.3

15.4

24.0

47.5

57.3

65.2

Margin %

5.6%

32.7%

25.1%

30.5%

24.1%

25.8%

Broadcast Cash Flow(2)

(2.9)

9.0

24.7

42.0

85.1

107.3

Cash and cash equivalents

8.1

7.9

28.9

29.7

15.3

139.5

Programming rights, net

11.3

20.7

30.4

43.9

68.3

65.2

Total assets

29.4

49.5

179.3

293.2

273.7

450.3

Long-term debt

7.9

-

35.9

20.2

37.2

0.2

Stockholders’ equity

7.3

24.2

118.4

174.9

179.1

372.1

Debt/Equity

109%

-

30%

12%

21%

-

Robust earnings growth and strong balance sheet

Notes:

(1) Operating Income before depreciation & amortization, interest, tax but after programming amortization

(2) OIBDA plus programming rights amortization, less acquisition of  programming and sublicensing rights

Audience Share and Penetration in 2006

CTC Audience Share

Domashny Audience Share

(4+ demographic)

(4+ demographic)

10.4%

10.3%

1.4%

1.0%

2005

2006

2005

2006

Source: TNS Gallup Media

Source: TNS Gallup Media

CTC Technical Penetration

84.9%

58.2%

47.1%

2005

2006

2005

2006

Source: TNS Gallup Media

Source: TNS Gallup Media

Positive y-o-y share and technical penetration dynamics at both networks

86.6%

Domashny Technical Penetration

Expansion Opportunities

Replace affiliates with O&Os

if and when appropriate

Own perpetual programming

Acquire other niche

rights if and when increased

channels in Russia

distribution

Expand into other selected

Expand in other Russian-

media sub-sectors

speaking markets

Well positioned to capitalize on growth options

Executive Team

Alexander Rodnyansky

Nilesh Lakhani

Vladimir Khanumyan

CEO

CFO

COO

Prior to joining CTC Media in

Mr. Lakhani joined CTC Media

Mr. Khanumyan has been with the

June 2002, Mr. Rodnyansky

as CFO in November 2004

Company since 1996 and was

was an independent

documentary and movie

producer in Russia and Ukraine

Director of the CTC Network and

finance. He has held key

for 20 years

Domashny Network

executive and senior

Mr. Rodnyansky has received

management positions with U.S.

Previously Mr. Khanumyan

numerous international movie

media and financial services

spearheaded the development of

awards and was the co-

companies including Electronic

our two Television Station Groups

producer of films nominated for

Arts, Transamerica Corporation

Mr. Khanumyan started his career

Academy Awards in 1996 and

and GE Capital

with the Company as Sales Director

20

1999

at CTC-Moscow and was previously

managing director of a major daily

evening newspaper in Tbilisi

also serves as First Deputy General

appointed COO in June 2004. He

of experience in corporate

Mr. Lakhani has over 20 years

Reconciliation of Non-GAAP Measures

Consolidated OIBDA(1) and Broadcast Cash Flow(2) to Net Income

(unaudited)

Year Ended December 31,

Nine months ended

September 30,

(in US$ thousands)

2001

2002

2003

2004

2005

2005

2006

Broadcast Cash Flow

($2,903)

$9,039

$24,719

$41,976

$85,076

$38,655

$107,330

Amortization of programming rights

7,436

14,703

24,683

45,215

79,394

55,052

87,126

Amortization of sublicensing rights

-

-

-

-

-

248

3,046

Acquisition of programming and sublicensing rights

(9,238)

(22,566)

(39,450)

(73,760)

(98,425)

(69,485)

(93,062)

OIBDA

($1,101)

$16,902

$39,486

$70,521

$104,107

$52,840

$110,220

Depreciation and amortization (exclusive of

amortization of programming rights and sublicensing

rights )

(1,610)

(1,825)

(3,138)

(7,962)

(13,920)

(10,418)

(14,247)

Operating income

(2,711)

15,077

36,348

62,559

90,187

42,422

95,973

Foreign currency gains (losses )

(93)

(223)

517

695

(877)

(689)

1,575

Interest income

173

222

1,800

5,380

3,101

3,047

1,641

Interest expense

(649)

(1,329)

(2,673)

(6,651)

(8,525)

(6,627)

(1,773)

Gains on sale of businesses

534

(65)

-

4,613

-

-

782

Other non-operating income (losses ), net

4,934

(68)

(145)

(83)

206

(75)

(111)

Equity in income of investee companies

9

(85)

308

713

578

399

1,161

Income before income tax and minority interest

2,197

13,529

36,155

67,226

84,670

38,477

99,248

Income tax expense

(827)

2,046

(11,189)

(17,872)

(24,861)

(12,735)

(31,264)

Income attributable to minority interest

(27)

(223)

(941)

(1,904)

(2,514)

(1,349)

(2,774)

Net income

$1,343

$15,352

$24,025

$47,450

$57,295

$24,393

$65,210

Note:

(1)

OIBDA is defined as operating income before depreciation and amortization (exclusive of amortization of programming rights and sublicensing rights).

(2)

Broadcast Cash Flow is defined as OIBDA plus amortization of programming and sublicensing rights less acquisition of  programming and sublicensing rights.